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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



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                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): AUGUST 7, 2002
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                           EXCHANGE APPLICATIONS, INC.
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               (Exact Name of Registrant as Specified in Charter)





        Delaware                    0-24679                04-3338916
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     (State or Other              (Commission             (IRS Employer
     Jurisdiction of              File Number)          Identification No.)
     incorporation)




                  89 South Street, Boston, Massachusetts 02111
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               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (617)737 2244



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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
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         Effectively immediately, Exchange Applications, Inc. ("Exchange") has appointed Brown and Brown LLP ("Brown & Brown") as its new independent accountants. The decision to appoint Brown & Brown was approved by Exchange's Board of Directors following the recommendation and approval of the Audit Committee of Exchange's Board of Directors.

         Exchange had previously announced the dismissal of Arthur Andersen LLP as its independent accountants on May 24, 2002.

         During the two most recent fiscal years ended December 31, 2001 and December 31, 2000, and the subsequent interim period through the date hereof, Exchange did not consult Brown & Brown regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Exchange's financial statements, or for any of the matters or reportable events set forth in Item 304 of Regulation S-K.





                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      Exchange Applications, Inc.

Dated: August 7, 2002                 /s/ J. Christopher Wagner
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                                      J. Christopher Wagner
                                      President and Chief Executive Officer
                                      (authorized officer and principal finance
                                      and accounting officer)